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                                                                     Exhibit 4.1


[BORDER]

                                                       THIS CERTIFICATE IS
                                                       TRANSFERABLE IN
                                                       RIDGEFIELD PARK, NJ
                                                       OR NEW YORK, NY

COMMON SHARES                                          COMMON SHARES



   Number                                              Shares
    TR

                              TREX COMPANY, INC.

             Incorporated Under the Laws of the State of Delaware

                                             CUSIP 89531P 10 5
                                             See Reverse For Certain Definitions


THIS CERTIFIES THAT





is the owner of


FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $0.01 PER SHARE, OF

Trex Company, Inc., transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

In Witness Whereof, the Corporation has caused this Certificate to be executed and attested to by the manual or facsimile signatures of its duly authorized officers, under a facsimile of its corporate seal to be affixed hereto.


Dated:

[CORPORATE SEAL]

TREX COMPANY, INC.

Countersigned and Registered:
   ChaseMellon Shareholder Services, L.L.C.

                                TRANSFER AGENT
                                AND REGISTRAR

                             AUTHORIZED SIGNATURE


/s/ Robert G. Matheny

PRESIDENT



/s/ Anthony J. Cavanna

TREASURER

[Image of _________]
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        Upon request, the Corporation will furnish any holder of shares of
Common Stock of the Corporation, without charge, with a full statement of the powers, designations, preferences and relative, participating, optional or other special rights of any class or series of capital stock of the Corporation, and the qualifications, limitations or restrictions of such preferences and/or rights.

        The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   - as tenants in common
TEN ENT   - as tenants by the entireties
JT TEN    - as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT   - _____________ Custodian _______________
                             (Cust)                   (Minor)
                      under Uniform Gifts to Minors
                      Act ___________________________________
                                     (State)

Additional abbreviations may also be used though not in the above list.

For value received _______________________ hereby sell, assign and transfer unto

                    PLEASE INSERT SOCIAL SECURITY OR OTHER
                        IDENTIFYING NUMBER OF ASSIGNEE


(Please print or typewrite name and address, including postal zip code of assignee)



________________________________ Shares of Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_____________________________________________________ Attorney

to transfer the said Stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ____________________

In presence of

---------------------------------

---------------------------------

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed:


------------------------------------------

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO SEC RULE 17Ad-15.